Product Information Notice Dated January 12, 2010

The Wells Fargo Variable Trust Board of Trustees has approved the closing and liquidation of the Wells Fargo Advantage VT Money Market Fund.  Effective as of the close of business on or about April 30, 2010, any Contract Value allocated to the Wells Fargo Advantage VT Money Market Fund Sub-Account will be transferred to the Hartford Money Market HLS Fund Sub-Account.

You are no longer able to allocate new Premium Payments or make transfers to the Wells Fargo Advantage VT Money Market Fund Sub-Account, including program trades effective as of the close of business on April 29, 2010. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on April 30, 2010:

(i)    any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated; and

(ii)   Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

This Product Information Should be Retained For Future Reference

HV-7996